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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549




                                       FORM 8-K

                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



                                    MARCH 4, 1999
                                   (Date of report)


                                KANKAKEE BANCORP, INC.
                (Exact name of registrant as specified in its charter)




                                       DELAWARE
                             (State or other jurisdiction
                                  of incorporation)

         1-13676                                                36-3846489
       (Commission                                             (IRS Employer
       File Number)                                          Identification No.)

                              310 SOUTH SCHUYLER AVENUE
                               KANKAKEE, ILLINOIS 60901
                  (Address of principal executive offices)(Zip Code)


                                    (815) 937-4440
                 (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

     On March 4, 1999, Kankakee Bancorp, Inc. issued a press release announcing that its 1999 Annual Meeting of Stockholders will be held on Friday, April 23, 1999. A copy of the press release is attached as Exhibit 99.1


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  FINANCIAL STATEMENTS.

          None.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          None.

     (c)  EXHIBITS.

          99.1 Press Release dated March 4, 1999

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   KANKAKEE BANCORP, INC.,
                                   a Delaware corporation


Date: March 4, 1999                By: /s/  Michael A. Stanfa
                                      ----------------------------
                                      Michael A. Stanfa
                                      Executive Vice President

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